UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2014

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 12, 2014, Town Sports International, LLC, an indirect wholly-owned subsidiary of Town Sports International Holdings, Inc. (the “Company”), completed the previously announced sale to Monty Two East 86th Street Associates LLC of the real property and certain other property located at 151 East 86th Street (including 151-155 East 86th Street), New York, NY for a purchase price of approximately $85,500,000, subject to certain purchase price adjustments and offsets.

For further information about the transaction, see Item 1.01 of the Company’s Current Report on Form 8-K filed on December 24, 2013, and Item 1.01 of the Company’s Current Report on Form 8-K filed on July 8, 2014, which disclosures are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 12, 2014, the Company issued a press release announcing the closing of the sale of the property. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Agreement of Sale, dated December 23, 2013, by and between Town Sports International, LLC and Monty Two East 86th Street Associates LLC (incorporated herein by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013).

10.2	Third Amendment to Agreement of Sale, by and between Town Sports International, LLC and Monty Two East 86th Street Associates LLC (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the year ended June 30, 2014).

99.1	Item 1.01 of the Company’s Current Report on Form 8-K filed on December 24, 2013 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on December 24, 2013).

99.2	Item 1.01 of the Company’s Current Report on Form 8-K filed on July 8, 2014 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on July 8, 2014).

99.3	Press Release issued by Town Sports International Holdings, Inc., dated September 12, 2014 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: September 12, 2014	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President – General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement of Sale, dated December 23, 2013, by and between Town Sports International, LLC and Monty Two East 86th Street Associates LLC (incorporated herein by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013).

10.2	Third Amendment to Agreement of Sale, by and between Town Sports International, LLC and Monty Two East 86th Street Associates LLC (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the year ended June 30, 2014).

99.1	Item 1.01 of the Company’s Current Report on Form 8-K filed on December 24, 2013 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on December 24, 2013).

99.2	Item 1.01 of the Company’s Current Report on Form 8-K filed on July 8, 2014 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on July 8, 2014).

99.3	Press Release issued by Town Sports International Holdings, Inc., dated September 12, 2014 (furnished herewith).